SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2004

Vie Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11747	22-6650372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 22d Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 575-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 21, 2004, Vie Financial Group, Inc. (the “Company”), Vie Securities, LLC (a registered broker-dealer that is a wholly-owned subsidiary of the Company) and Piper Jaffray Companies (“Piper”) executed a LLC Membership Interest Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company will transfer all of the equity interest of Vie Securities, LLC (which constitutes substantially all of the assets of the Company) to Piper for cash consideration of $15 million. Piper also agreed to loan the Company $1 million, which would be forgiven upon closing of the asset sale.

On September 20, 2004, the Company’s board of directors approved the Purchase Agreement and all transactions to be consummated thereunder. In addition, in light of the contemplated sale of substantially all of the Company’s assets, the Company’s board of directors also approved the Plan of Liquidation authorizing the Company to liquidate its assets as set forth in such plan. The Company’s board of directors has discretion as to the timing and amount of distributions under the Plan of Liquidation. Concurrent with the signing of the Purchase Agreement, stockholders holding approximately 86% of the voting securities of the Company signed and delivered a written consent and irrevocable proxies approving the transaction. Those stockholders also approved the Plan of Liquidation authorizing the Company, among other things, to sell its assets (including by merger), pay distributions to creditors and others, pursue its claims in the arbitration with the Toronto Stock Exchange and wind up its business and affairs, all in accordance with such plan. Because the Company obtained the written consent of these stockholders, no further stockholder action is required under the General Corporation Law of the State of Delaware, our Certificate of Incorporation or By-laws. An information statement describing the foregoing matters will be filed with the Securities and Exchange Commission and will be delivered to stockholders of record as of September 21, 2004.

The Purchase Agreement contains standard representations and warranties. Closing of the proposed transaction is subject to satisfaction of customary conditions and regulatory approvals. The Company expects closing of the proposed transaction to occur during the fourth quarter of 2004. The parties have the right to terminate the Purchase Agreement in the event that the proposed transaction does not close before February 28, 2005.

The Company has received the written consent from its two secured lenders approving the transaction. On September 17, 2004, one of the secured lenders, RGC International Investors LDC, entered into a Repayment Agreement pursuant to which it agreed to accept approximately $1.4 million as full payment of a senior secured note with an unpaid principal balance of approximately $4.7 million.

In connection with the transaction and pursuant to a Promissory Note and Security Agreement, Piper committed to extending the Company a $1 million loan at market rates, of which $350,000 was loaned on August 20, 2004, another $350,000 of which was loaned on September 21, 2004, and the final $300,000 of which would be loaned thirty (30) days thereafter. Under the terms of the Promissory Note and Security Agreement, the full amount funded of such $1 million loan will be forgiven upon closing of the transaction. Under the terms of the Purchase Agreement, Piper also committed to advance to the Company up to an additional $300,000, which would be deducted from the $15 million to be received at closing.

The description of the material terms of the proposed transaction, Plan of Liquidation, Purchase Agreement, Promissory Note, Security Agreement and Repayment Agreement is qualified in its entirety by reference to Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this report.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements included in this Current Report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Portions of this Current Report and other materials filed with the Securities and Exchange Commission contain statements that are forward-looking, such as statements relating to (i) the sale of Vie Securities, LLC, (ii) the anticipated liquidation of Vie Financial Group, Inc., (iii) the arbitration with the Toronto Stock Exchange and our expectations relating to such arbitration, and (iv) the expectation that Vie Financial Group, Inc. will have funds remaining to distribute to its stockholders. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others:

•	that the sale of Vie Securities, LLC to Piper Jaffray Companies may not be consummated because of the termination of the LLC Membership Interest Purchase Agreement;

•	expenses relating to the sale of Vie Securities, LLC;

•	the amount of funds that the Company must hold back for liabilities in anticipation of the liquidation and wind-up of its business in accordance with the Plan of Liquidation;

•	uncertainty relating to the outcome of the arbitration with the Toronto Stock Exchange; and

•	our ability, if we do not consummate the asset sale, to continue as a “going concern” while we seek additional financing or a strategic partner.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or “continue” or other forms of or the negative of those terms or other comparable terms.

For a description of additional risks and uncertainties relating to our business and operations, see “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” in our most recent annual report on Form 10-K and quarterly report on Form 10-Q. Although we believe that the expectations reflected in the forward-looking statements are based on reasonable assumptions, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. We do not have a duty to update any of the forward-looking statements after the date of this filing.

Item 9.01	Financial Statements and Exhibits

9.01(c) Exhibits

Exhibit No.	Description

2.1	Plan of Liquidation

10.1	LLC Membership Interest Purchase Agreement dated September 21, 2004

10.2	Promissory Note dated September 21, 2004

10.3	Security Agreement dated September 21, 2004

10.4	Repayment Agreement dated September 17, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2004

VIE FINANCIAL GROUP, INC.

By:	/s/ Dean G. Stamos
Name:	Dean G. Stamos
Title:	Chief Executive Officer